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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): December 7, 2001


                               EMPYREAN BIOSCIENCE
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                      0-27839             86-0973095
           --------                      -------             ----------
(State or Other Jurisdiction of        (Commission          (IRS Employer
        Incorporation)                 File Number)       Identification No.)

         23800 COMMERCE PARK DRIVE,
         SUITE A, CLEVELAND, OHIO                               44122
         (Address of Principal Executive Offices)             (Zip Code)



       Registrant's telephone number, including area code: (216) 360-7900.






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ITEM 5.    OTHER EVENTS.

         On December 7, 2001, Empyrean Bioscience, Inc. issued the Press Release attached to this Form 8-K as Exhibit 99.1

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibits are filed with this report.

         Exhibit No.                      Description
         -----------                      -----------

           99.1                  Press Release dated December 7, 2001




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EMPYREAN BIOSCIENCE, INC.



Date:  December 10, 2001            By:  /s/   Richard C. Adamany
                                         ---------------------------------------
                                         Richard C. Adamany
                                         President and Chief Executive Officer